Leases and Restricted Cash - Capital Lease Obligations - Additional Information (Detail) - Suezmax Tankers [Member]	12 Months Ended
Dec. 31, 2015 USD ($) Vessel
Capital Leased Assets [Line Items]
Capital lease arrangement period, lessee	Under these capital leases, the owner has the option to require the Partnership to purchase the two vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts and the cancellation options are first exercisable in October 2017 and July 2018, respectively.
Number of vessels | Vessel	2
Weighted-average interest rate on lease	5.50%
Approximate capital leases future minimum payments due | $	$ 65,900,000
Interest expenses included in capital lease payment obligation | $	$ 6,800,000
Including Vessels Sold in the Year [Member]
Capital Leased Assets [Line Items]
Number of capital leased assets | Vessel	2